UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2014

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 333-191106

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 17, 2014, HGREIT II 2819 Loker LP, a wholly-owned subsidiary of Hines Global REIT II Properties LP (the “Operating Partnership”), which is a subsidiary of Hines Global REIT II, Inc. (“Hines Global II”), acquired 2819 Loker, an industrial building located in Carlsbad, California. Canoga-Rincon Loker Industrial, LLC, the seller of 2819 Loker, is not affiliated with Hines Global II or its affiliates.

2819 Loker was constructed in 1998 and consists of 161,310 square feet of rentable area that is 100% leased to the Acushnet Company, the parent company of Titleist, FootJoy, BV-Vokey Design, Scotty Cameron, Pinnacle, and the Titleist Performance Institute, under a lease that expires in July 2019.

The contract purchase price for 2819 Loker was approximately $25.4 million, exclusive of transaction costs and working capital reserves. Hines Global II funded the acquisition using proceeds from its current public offering and a loan provided by Hines Interests Limited Partnership (“Hines”) (see additional details in Item 2.03 below).

The estimated going-in capitalization rate for 2819 Loker is approximately 6.5%. The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

The purchase and sale agreement and assignment of such agreement were filed as exhibits to a Current Report on Form 8-K filed on November 20, 2014 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2014, Hines Global II entered into an uncommitted loan agreement with Hines with a maximum principal amount of $75.0 million. Interest on each advance is charged monthly at a variable rate, which is (i) Hines’ then-current borrowing rate under its revolving credit facility and (ii) if Hines Global II enters into a revolving credit facility through the Operating Partnership, the rate under such facility. Each advance under the loan agreement must be repaid within six months, subject to one six-month extension at the option of Hines Global II and subject to the satisfaction of certain conditions. The loan agreement will terminate on the earlier of a) the termination of the availability period as determined by Hines at its discretion (which will not impact the maturity date of any outstanding or previously approved advance under the loan agreement); b) December 15, 2016; and c) the date Hines accelerates the repayment of the loan agreement pursuant to any event of default. On December 17, 2014, Hines Global II borrowed $24.2 million under the loan agreement to fund the acquisition of 2819 Loker and additional working capital needs.

Notwithstanding that each advance under the loan agreement matures six months after it is made, Hines Global II is required to repay each advance under the loan agreement with proceeds from its public offering as such proceeds are raised, unless Hines Global II, through the Operating Partnership, enters into a revolving credit facility (the “OP Facility”), at which point Hines Global II may use such proceeds from its public offering to repay the OP Facility, if any, prior to repaying any advances under its loan agreement with Hines. The loan agreement also permits voluntary prepayment of principal and accrued interest.

The loan agreement requires the maintenance of certain financial covenants beginning the earlier of a) December 15, 2015 or b) the effective date of the OP Facility, if any, which includes covenants concerning indebtedness to total asset value. In addition, the loan agreement contains customary affirmative and negative covenants, which, among other things, prohibit Hines Global II from: (i) merging with other companies or changing ownership interest; (ii) selling all or substantially all of its assets or properties; and (iii) if in default under the loan agreement, paying distributions to stockholders other than as required to maintain Hines Global II’s status as a real estate investment trust. The loan agreement also requires Hines Global II to deliver to Hines certain quarterly and annual financial information.

The loan agreement contains various customary events of default, which are described therein. As is customary in such financings, if an event of default occurs under the loan agreement, Hines may accelerate the repayment of amounts outstanding under the loan agreement and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period.

The description above is a summary and is qualified in its entirety by the loan agreement, which is filed as Exhibit 10.3 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

To be filed by amendment. The registrant hereby undertakes to file the financial statements required to be filed in response to this item on an amendment to this Current Report on Form 8-K no later than March 9, 2015.

(d) Exhibits:

10.1
Purchase and Sale Agreement, dated as of November 12, 2014, by and between Hines Interests Limited Partnership and Canoga-Rincon Loker Industrial, LLC (filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 20, 2014 and incorporated by reference herein)

10.2
Assignment of Contract of Purchase and Sale, dated as of November 14, 2014, by and between Hines Interests Limited Partnership and HGREIT II 2819 Loker LP (filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed November 20, 2014 and incorporated by reference herein)

10.3	Uncommitted Loan Agreement, dated as of December 15, 2014, by and between Hines Global REIT II, Inc., as borrower, and Hines Interests Limited Partnership, as lender

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the acquisition and loan agreement described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, tenant performance, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the ability and willingness of the current tenant to continue to make rental payments pursuant to its lease and other risks described in Hines Global II’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

December 19, 2014	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1
Purchase and Sale Agreement, dated as of November 12, 2014, by and between Hines Interests Limited Partnership and Canoga-Rincon Loker Industrial, LLC (filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 20, 2014 and incorporated by reference herein)

10.2
Assignment of Contract of Purchase and Sale, dated as of November 14, 2014, by and between Hines Interests Limited Partnership and HGREIT II 2819 Loker LP (filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed November 20, 2014 and incorporated by reference herein)

10.3	Uncommitted Loan Agreement, dated as of December 15, 2014, by and between Hines Global REIT II, Inc., as borrower, and Hines Interests Limited Partnership, as lender